Exhibit 10.1

FIRST AMENDMENT TO REVOLVING CREDIT AGREEMENT

Dated as of March 30, 2005

                    This FIRST AMENDMENT TO REVOLVING CREDIT AGREEMENT (together with Annex I hereto, this "Amendment") among B&G FOODS, INC., a Delaware corporation (the "Borrower"), LEHMAN COMMERCIAL PAPER INC., as Administrative Agent (in such capacity, the "Administrative Agent") and the Lenders executing this Amendment.  Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement.

PRELIMINARY STATEMENTS:

                    A.          The Borrower, the lenders named therein (the "Lenders"), the Administrative Agent, Lehman Brothers Inc, as sole advisor, sole lead arranger and sole bookrunner, The Bank of New York, as Documentation Agent, and Fleet National Bank, a Bank of America company, as Syndication Agent, entered into a Revolving Credit Agreement, dated as of October 14, 2004 (together with all Annexes, Exhibits and Schedules thereto, the "Credit Agreement");

                    B.          The Borrower has requested that the Lenders amend the Credit Agreement to provide for the certain changes to the maximum Consolidated Leverage Ratio; and

                    C.          The Required Lenders are, on the terms and conditions stated below, willing to grant the request of the Borrower.

                    NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                    SECTION 1.          Amendment to Credit Agreement.

                    (a)          Section 6.1(a) of the Credit Agreement is hereby amended and restated in its entirety as follows:

" (a) Consolidated Leverage Ratio.  Permit the Consolidated Leverage Ratio as at the last day of any period of four consecutive fiscal quarters of the Borrower ending with any fiscal quarter, commencing with the fiscal quarter ending March 31, 2005, to exceed 6.35 to 1.00."

                    SECTION 2.          Conditions to Effectiveness.  The amendment contained in Section 1 shall not be effective until each of the following conditions precedent shall have been satisfied (the date on which such conditions are satisfied, the "Amendment Effective Date"):

                     (a)          the Administrative Agent shall have received signed written authorization from the Required Lenders and shall have received counterparts of this Amendment executed by the Administrative Agent and the Borrower and counterparts of the Consent appended hereto as Annex 1 (the "Consent") executed by the Guarantors;

                    (b)          each of the representations and warranties in Section 3 below shall be true and correct in all material respects on the Amendment Effective Date; and

                    (c)          all fees and expenses (including, without limitation the legal fees) then due and payable to the Administrative Agent or any Lender under the Loan Documents shall have been paid in full in immediately available funds.

                    SECTION 3.          Representations and Warranties.

                    The Borrower represents and warrants to the Administrative Agent and the Lenders as follows:

                    (a)          Authority.  Each Loan Party has the requisite corporate or other organizational power and authority to execute and deliver this Amendment and the Consent, as applicable, and to perform its obligations hereunder and under the Loan Documents (as amended hereby) to which it is a party.  The execution, delivery and performance by the Borrower of this Amendment and by the Guarantors of the Consent, and the performance by the Borrower of each Loan Document (as amended hereby) to which it is a party have been duly approved by all necessary corporate and other organizational action of such Person and no other corporate proceedings on the part of each such Person is necessary to consummate such transactions.

                    (b)          Enforceability.  This Amendment has been duly executed and delivered on behalf of the Borrower.  The Consent has been duly executed and delivered on behalf of each of the Guarantors.  Assuming the conditions precedent in Section 2 of this Amendment have been satisfied, each of this Amendment, the Consent and each Loan Document (as amended hereby) is the legal, valid and binding obligation of each Loan Party party hereto and thereto, as applicable, enforceable against such Loan Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought in proceedings in equity or at law).

                    (c)          Representations and Warranties.  The representations and warranties made by any of the Loan Parties contained in each Loan Document (other than any such representations and warranties that, by their terms, are specifically made as of a date other than the date hereof) are true and correct in all material respects on and as of the date hereof as though made on and as of the date hereof.

                    (d)          No Conflicts.  Neither the execution and delivery of this Amendment or the Consent, nor the consummation of the transactions contemplated hereby and thereby, nor the performance of and compliance with the terms and provisions hereof or of the Credit Agreement (as amended hereby) by any Loan Party will, at the time of such performance, (a) violate or conflict with any provision of its articles or certificate of incorporation or bylaws or other organizational or governing documents of such Person, (b) violate, contravene or materially conflict with any Requirement of Law or Contractual Obligation (including, without limitation, Regulation U or Regulation X), except for any violation, contravention or conflict which could not reasonably be expected to have a Material Adverse Effect or (c) result in or require the creation of any Lien (other than those permitted by the Loan Documents) upon or with respect to its properties.  No consent or authorization of, filing with, notice to or other act by or in respect of, any Governmental Authority or any other Person is required in connection with the transactions contemplated hereby.

                     (e)          No Default.  No event has occurred and is continuing that constitutes a Default or Event of Default.

                    SECTION 4.          Reference to and Effect on the Loan Documents.

                    (a)          Upon and after the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby.

                    (b)          The Credit Agreement, as specifically amended by this Amendment, and the other Loan Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.  Without limiting the generality of the foregoing, the Security Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations under and as defined therein, in each case as modified hereby.

                    (c)          The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Agent or any Lender under any of the Loan Documents, nor constitute a waiver or amendment of any provision of any of the Loan Documents (except as expressly amended hereby).

                    (d)          This Amendment is a Loan Document.  The provisions of Sections 9.14 and 9.18 of the Credit Agreement shall apply with like effect to this Amendment.

                    SECTION 5.          Counterparts.  This Amendment and the Consent may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.  Delivery of an executed counterpart of a signature page to this Amendment or the Consent by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment or such Consent.

                    SECTION 6.          Governing Law.  This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

[signature pages follow]

                    IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first written above.

B&G FOODS, INC., as Borrower

By:	/s/ Robert C. Cantwell

Name: Robert C. Cantwell
Title: Executive Vice President of Finance

LEHMAN COMMERCIAL PAPER INC., as Administrative Agent

By:	/s/ Craig Malloy

Name: Craig Malloy
Title: Authorized Signatory

SO AUTHORIZED:

Fleet National Bank, a Bank of America Company

By:	/s/ Richard M. Williams

Name: /s/ Richard M. Williams
Title: Credit Products Officer

Dated:	March 28, 2005

SO AUTHORIZED:

Royal Bank of Canada

By:	/s/ Dustin Craven

Name: Dustin Craven
Title: Attorney-in-fact

Dated:	March 30, 2005

SO AUTHORIZED:

The Bank of New York

By:	/s/ Tracy L. Cooper

Name: Tracy L. Cooper
Title: Assistant Vice President

Dated:	March 30, 2005

Annex 1

CONSENT OF GUARANTORS

Each of the undersigned is a Guarantor of the Obligations of the Borrower under the Credit Agreement and hereby (a) consents to the foregoing Amendment, (b) acknowledges that notwithstanding the execution and delivery of the foregoing Amendment, the obligations of each of the undersigned Guarantors are not impaired or affected and all guaranties given to the holders of Obligations and all Liens granted as security for the Obligations continue in full force and effect, and (c) confirms and ratifies its obligations under the Loan Documents executed by it.  Capitalized terms used herein without definition shall have the meanings given to such terms in the Amendment to which this Consent is attached or in the Credit Agreement referred to therein, as applicable.

[signature page to follow]

                    IN WITNESS HEREOF, each of the undersigned has executed and delivered this Consent of Guarantors as March 30, 2005.

BGH HOLDINGS, INC.
BLOCH & GUGGENHEIMER, INC.
POLANER, INC.
TRAPPEY'S FINE FOODS, INC.
MAPLE GROVE FARMS OF VERMONT, INC.
HERITAGE ACQUISITION CORP.
ORTEGA HOLDINGS INC.
WILLIAM UNDERWOOD COMPANY

By:	/s/ Robert C. Cantwell

Name: Robert C. Cantwell
Title: Executive Vice President of Finance